Exhibit 99.2

Supplemental Financial Information
First Quarter 2017

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income GAAP to non-GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2016.
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PRIMERICA, INC.
Preface	Financial Supplement

FIRST QUARTER 2017

This document is a financial supplement to our first quarter 2017 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●
Operating adjustments exclude the impact of realized investment gains and losses. We exclude realized investment gains and losses in measuring operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity that are not directly associated with the Company's insurance operations.

●
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is disposed.

●
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO. We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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PRIMERICA, INC.
Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	Financial Supplement

(Dollars in thousands)	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$1,965,576	$1,968,419	$2,027,735	$2,047,095	$2,087,607	$2,110,131
Securities held to maturity	365,220	404,860	431,000	454,000	503,230	535,160
Total investments and cash	2,330,796	2,373,279	2,458,735	2,501,095	2,590,837	2,645,291
Due from reinsurers	4,110,628	4,160,266	4,147,284	4,161,537	4,193,562	4,219,547
Deferred policy acquisition costs	1,500,259	1,559,833	1,619,236	1,672,454	1,713,065	1,767,681
Other assets	605,200	656,871	669,723	685,779	653,525	681,156
Separate account assets	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320
Total assets	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996

Liabilities:
Future policy benefits	$5,431,711	$5,518,834	$5,581,043	$5,629,967	$5,673,890	$5,736,313
Other policy liabilities	604,061	607,225	597,728	605,666	631,700	642,640
Income taxes	148,125	177,457	199,985	215,454	225,006	237,719
Other liabilities	408,757	409,870	413,888	426,970	449,963	449,734
Notes payable	372,552	372,643	372,735	372,827	372,919	373,011
Surplus note	364,424	404,079	430,233	453,247	502,491	534,435
Payable under securities lending	71,482	87,383	91,901	95,843	73,646	93,326
Separate account liabilities	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320
Total liabilities	9,465,010	9,841,598	9,998,636	10,147,790	10,217,568	10,423,499
Stockholders’ equity:
Common stock ($0.01 par value) (1)	483	473	466	460	457	455
Paid-in capital	180,250	137,857	102,824	66,510	52,468	28,606
Retained earnings	952,804	989,685	1,040,860	1,090,388	1,138,851	1,182,038
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)
Cumulative translation adjustment	(19,801)	(3,933)	(5,091)	(8,227)	(13,193)	(12,082)
Total stockholders’ equity	1,145,772	1,172,759	1,207,465	1,220,891	1,221,374	1,246,497
Total liabilities and stockholders' equity	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)
Total reconciling items	32,036	48,678	68,405	71,760	42,791	47,479
Total stockholders’ equity	$1,145,772	$1,172,759	$1,207,465	$1,220,891	$1,221,374	$1,246,497

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584
Net Income	47,948	45,176	59,326	58,038	56,874	52,069
Shareholder dividends	(7,893)	(8,295)	(8,151)	(8,511)	(8,410)	(8,882)
Retirement of shares and warrants	(20,538)	(52,988)	(41,330)	(41,012)	(18,697)	(36,353)
Net foreign currency translation adjustment	(8,116)	15,867	(1,157)	(3,136)	(4,966)	1,111
Other, net	5,471	10,585	6,290	4,692	4,653	12,489
Balance, end of period	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,465,175	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065
General expenses deferred	7,951	8,443	9,138	9,202	8,226	9,489
Commission costs deferred	77,810	81,174	89,783	91,783	89,647	95,923
Amortization of deferred policy acquisition costs	(44,334)	(43,129)	(38,720)	(45,428)	(53,305)	(51,850)
Foreign currency impact and other, net	(6,343)	13,086	(798)	(2,339)	(3,957)	1,054
Balance, end of period	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065	$1,767,681

(1)	Outstanding common shares exclude restricted stock units.

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PRIMERICA, INC.
Financial Results and Other Statistical Data	Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580	47,657,649	47,008,203	46,444,202	46,301,339	(2,248,241)	-4.6%

Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$6,893	15.3%
Less income attributable to unvested participating securities	(370)	(491)	(494)	(482)	(421)	(51)	-13.8%
Net income used in computing basic EPS	$44,806	$58,835	$57,544	$56,392	$51,648	$6,842	15.3%
Basic earnings per share	$0.92	$1.23	$1.22	$1.21	$1.12	$0.19	20.9%

Adjusted Net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$6,296	13.8%
Less operating income attributable to unvested participating securities	(375)	(472)	(494)	(474)	(421)	(46)	-12.3%
Adjusted Net operating income used in computing basic operating EPS	$45,306	$56,632	$57,567	$55,443	$51,556	$6,250	13.8%
Basic adjusted operating income per share	$0.93	$1.19	$1.22	$1.19	$1.11	$0.18	19.3%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580	47,657,649	47,008,203	46,444,202	46,301,339	(2,248,241)	-4.6%
Dilutive impact of contingently issuable shares	24,090	49,680	42,632	51,274	72,947	48,857	nm
Shares used to calculate diluted EPS	48,573,670	47,707,329	47,050,835	46,495,476	46,374,286	(2,199,384)	-4.5%

Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$6,893	15.3%
Less income attributable to unvested participating securities	(370)	(490)	(493)	(481)	(421)	(51)	-13.7%
Net income used in computing diluted EPS	$44,806	$58,835	$57,544	$56,393	$51,648	$6,842	15.3%
Diluted earnings per share	$0.92	$1.23	$1.22	$1.21	$1.11	$0.19	20.7%

Adjusted Net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$6,296	13.8%
Less operating income attributable to unvested participating securities	(374)	(472)	(494)	(473)	(420)	(46)	-12.2%
Adjusted Net operating income used in computing diluted operating EPS	$45,306	$56,632	$57,567	$55,443	$51,556	$6,250	13.8%
Diluted adjusted operating income per share	$0.93	$1.19	$1.22	$1.19	$1.11	$0.18	19.2%

											YOY Q1
	Q1 2016		Q2 2016		Q3 2016		Q4 2016		Q1 2017		Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,159,266		$1,190,112		$1,214,178		$1,221,133		$1,233,936		$74,670		6.4%
Average adjusted stockholders' equity	$1,118,909		$1,131,571		$1,144,095		$1,163,857		$1,188,801		$69,892		6.2%

Net income return on stockholders' equity	15.6%		19.9%		19.1%		18.6%		16.9%		1.3%		nm
Net income return on adjusted stockholders' equity	16.2%		21.0%		20.3%		19.5%		17.5%		1.4%		nm

Adjusted Net operating income return on adjusted stockholders' equity	16.3%		20.2%		20.3%		19.2%		17.5%		1.2%		nm

Capital Structure
Debt-to-capital (1)	24.1%		23.6%		23.4%		23.4%		23.0%		-1.1%		nm

Cash and invested assets to stockholders' equity	2.0	x	2.0	x	2.0	x	2.1	x	2.1	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.2	x	2.2	x	2.2	x	2.2	x	0.1	x	nm

Share count, end of period (2)	47,295,175		46,601,587		45,961,671		45,720,822		45,549,739		(1,745,436)		-3.7%
Adjusted stockholders' equity per share	$23.77		$24.44		$25.00		$25.78		$26.32		$2.56		10.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		nm		nm
A.M. Best	A+		A+		A+		A+		A+		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm
S&P	A-		A-		A-		A-		A-		nm		nm
A.M. Best	a-		a-		a-		a-		a-		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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PRIMERICA, INC.
Statements of Income	Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$597,130	$612,189	$616,587	$618,362	$627,698	$30,568	5.1%
Ceded premiums	(395,333)	(406,683)	(399,676)	(398,867)	(399,769)	(4,436)	-1.1%
Net premiums	201,797	205,506	216,911	219,495	227,929	26,132	12.9%
Net investment income	21,238	20,389	19,399	17,999	19,894	(1,344)	-6.3%
Commissions and fees:
Sales-based (1)	56,220	59,057	55,149	56,894	60,517	4,298	7.6%
Asset-based (2)	55,306	59,541	60,759	61,997	64,474	9,167	16.6%
Account-based (3)	11,309	11,611	11,899	16,043	13,217	1,908	16.9%
Other commissions and fees	5,987	6,692	6,476	6,747	6,060	73	1.2%
Realized investment (losses) gains	(783)	3,440	(35)	1,465	134	917	117.1%
Other, net	11,527	12,757	13,069	13,224	12,939	1,412	12.2%
Total revenues	362,601	378,993	383,626	393,864	405,164	42,563	11.7%
Benefits and expenses:
Benefits and claims	90,977	88,984	93,022	94,672	102,385	11,408	12.5%
Amortization of DAC	43,129	38,720	45,428	53,305	51,850	8,721	20.2%
Insurance commissions	4,147	4,472	4,709	4,456	4,899	752	18.1%
Insurance expenses	33,130	32,906	32,837	33,476	37,621	4,491	13.6%
Sales commissions:
Sales-based (1)	40,327	42,040	38,276	40,031	43,209	2,881	7.1%
Asset-based (2)	23,093	24,907	25,271	26,368	27,630	4,537	19.6%
Other sales commissions	3,222	3,199	3,153	2,928	2,865	(358)	-11.1%
Interest expense	7,173	7,178	7,184	7,157	7,127	(46)	-0.6%
Other operating expenses	47,190	44,708	45,309	44,408	52,736	5,546	11.8%
Total benefits and expenses	292,388	287,113	295,189	306,799	330,322	37,935	13.0%
Income before income taxes	70,213	91,880	88,438	87,065	74,841	4,628	6.6%
Income taxes	25,037	32,554	30,400	30,191	22,772	(2,265)	-9.0%
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$6,893	15.3%

Income Before Income Taxes by Segment
Term Life	$46,081	$58,017	$58,136	$51,127	$49,022	$2,941	6.4%
Investment & Savings Products	31,691	36,065	35,759	40,840	37,119	5,429	17.1%
Corporate & Other Distributed Products	(7,558)	(2,202)	(5,458)	(4,903)	(11,300)	(3,742)	-49.5%
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$4,628	6.6%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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PRIMERICA, INC.
Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	Financial Supplement

						YOY Q1
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$31,135	5.3%
Less: Premiums ceded to IPO Coinsurers	321,494	322,767	319,516	315,955	312,982	(8,513)	-2.6%
Term Life adjusted direct premiums	$267,750	$281,350	$288,879	$295,628	$307,397	$39,648	14.8%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(393,271)	$(404,492)	$(397,214)	$(396,157)	$(398,077)	$(4,806)	-1.2%
Less: Premiums ceded to IPO Coinsurers	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	8,513	2.6%
Term Life other ceded premiums	$(71,776)	$(81,725)	$(77,697)	$(80,202)	$(85,095)	$(13,319)	-18.6%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$362,601	$378,993	$383,626	$393,864	$405,164	$42,563	11.7%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	nm	nm
Adjusted operating revenues	$363,384	$375,553	$383,661	$392,399	$405,030	$41,646	11.5%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$4,628	6.6%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	nm	nm
Adjusted operating income before income taxes	$70,996	$88,440	$88,472	$85,599	$74,708	$3,711	5.2%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$6,893	15.3%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	nm	nm
Less: Tax impact of realized investment gains/(losses)	279	(1,219)	12	(508)	(41)	nm	nm
Adjusted net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$6,296	13.8%

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PRIMERICA, INC.
Segment Operating Results	Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$31,135	5.3%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	8,513	2.6%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	39,648	14.8%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(13,319)	-18.6%
Net premiums	195,973	199,625	211,182	215,426	222,302	26,329	13.4%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	454	24.5%
Other, net	8,274	9,062	9,513	9,692	9,446	1,172	14.2%
Revenues	206,097	210,559	222,598	227,128	234,051	27,954	13.6%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	10,976	12.6%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	8,909	21.6%
Insurance commissions	968	1,094	1,171	1,068	1,408	440	45.5%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	4,688	15.1%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	25,013	15.6%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$2,941	6.4%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$4,298	7.6%
Asset-based	55,306	59,541	60,759	61,997	64,474	9,167	16.6%
Account-based	11,309	11,611	11,899	16,043	13,217	1,908	16.9%
Other, net	2,083	2,399	2,273	2,081	2,199	116	5.6%
Revenues	124,918	132,608	130,079	137,016	140,407	15,490	12.4%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	(185)	-9.6%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	328	12.5%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	2,881	7.1%
Asset-based	23,093	24,907	25,271	26,368	27,630	4,537	19.6%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	2,500	9.9%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	10,061	10.8%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$5,429	17.1%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,886	$8,072	$8,191	$6,779	$7,319	$(567)	-7.2%
Ceded premiums	(2,063)	(2,191)	(2,462)	(2,710)	(1,692)	371	18.0%
Net premiums	5,823	5,881	5,729	4,069	5,627	(196)	-3.4%
Allocated net investment income	19,389	18,518	17,496	15,989	17,591	(1,798)	-9.3%
Commissions and fees:
Loans	44	43	36	31	30	(14)	-30.9%
DebtWatchers	282	280	262	264	241	(41)	-14.6%
Prepaid Legal Services	2,650	2,739	2,832	2,875	2,946	296	11.2%
Auto and Homeowners Insurance	1,757	2,231	1,981	2,381	1,815	57	3.3%
Long-Term Care Insurance	713	638	629	563	542	(172)	-24.1%
Other sales commissions	540	762	736	633	486	(54)	-9.9%
Other, net	1,171	1,296	1,283	1,450	1,294	123	10.5%
Adjusted operating revenues	32,370	32,387	30,984	28,254	30,572	(1,798)	-5.6%
Benefits and expenses:
Benefits and claims	4,182	5,149	4,222	3,463	4,615	433	10.4%
Amortization of DAC	(15)	539	427	671	(17)	(3)	-17.3%
Insurance commissions	548	494	537	447	532	(16)	-2.9%
Insurance expenses	2,101	1,771	1,712	1,496	1,904	(197)	-9.4%
Sales commissions	3,222	3,199	3,153	2,928	2,865	(358)	-11.1%
Interest expense	7,173	7,178	7,184	7,157	7,127	(46)	-0.6%
Other operating expenses	21,933	19,699	19,173	18,462	24,980	3,047	13.9%
Benefits and expenses	39,145	38,029	36,408	34,622	42,006	2,861	7.3%
Adjusted operating income before income taxes	$(6,775)	$(5,642)	$(5,423)	$(6,368)	$(11,434)	$(4,659)	-68.8%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

PRIMERICA, INC.
Term Life Insurance - Financial Results and Analysis	Financial Supplement

(Dollars in thousands)						YOY Q1
Term Life Insurance Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$31,135	5.3%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	8,513	2.6%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	39,648	14.8%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(13,319)	-18.6%
Net premiums	195,973	199,625	211,182	215,426	222,302	26,329	13.4%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	454	24.5%
Other, net	8,274	9,062	9,513	9,692	9,446	1,172	14.2%
Revenues	206,097	210,559	222,598	227,128	234,051	27,954	13.6%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	10,976	12.6%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	8,909	21.6%
Insurance commissions	968	1,094	1,171	1,068	1,408	440	45.5%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	4,688	15.1%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	25,013	15.6%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$2,941	6.4%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$189,540	$202,830	$211,137	$218,761	$227,390	$37,850	20.0%
Legacy direct premiums (5)	399,704	401,287	397,258	392,821	392,989	(6,715)	-1.7%
Total direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$31,135	5.3%

Premiums ceded to IPO coinsurers	$321,494	$322,767	$319,516	$315,955	$312,982	$(8,513)	-2.6%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	79.6%	nm	nm

Benefits and claims, net (6)	$158,571	$165,560	$166,497	$171,411	$182,866	$24,295	15.3%
% of adjusted direct premiums	59.2%	58.8%	57.6%	58.0%	59.5%	nm	nm

DAC amortization & insurance commissions	$42,193	$37,572	$44,537	$52,812	$51,542	$9,349	22.2%
% of adjusted direct premiums	15.8%	13.4%	15.4%	17.9%	16.8%	nm	nm

Insurance expenses, net (7)	$22,755	$22,072	$21,612	$22,287	$26,271	$3,516	15.5%
% of adjusted direct premiums	8.5%	7.8%	7.5%	7.5%	8.5%	nm	nm

Total Term Life income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$2,941	6.4%
Term Life operating margin (8)	17.2%	20.6%	20.1%	17.3%	15.9%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

PRIMERICA, INC.
Term Life Insurance - Key Statistics	Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	106,710	108,220	112,365	115,345	116,827	10,117	9.5%
New life-licensed representatives	9,666	12,171	11,739	11,148	10,903	1,237	12.8%
Non-renewal and terminated representatives	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)	(1,667)	-20.4%
Life-insurance licensed sales force, end of period	108,220	112,365	115,345	116,827	117,907	9,687	9.0%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.0	$63.1	$61.9	$66.2	$59.4	$5.4	10.0%
Additions and increases in premium	14.0	15.4	15.2	15.9	15.1	1.2	8.4%
Total estimated annualized issued term life premium	$68.0	$78.6	$77.1	$82.0	$74.5	$6.6	9.7%

Issued term life policies	66,376	77,384	75,374	79,110	70,642	4,266	6.4%
Estimated average annualized issued term life premium per policy (1)(2)	$814	$816	$822	$837	$841	$27	3.3%

Term life face amount in-force, beginning of period ($mills)	$693,194	$704,632	$714,756	$722,162	$728,385	$35,191	5.1%
Issued term life face amount (3)	19,790	23,145	22,775	24,159	21,628	1,838	9.3%
Terminated term life face amount	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)	(2,890)	-20.9%
Foreign currency impact, net	5,462	(321)	(962)	(1,619)	447	(5,015)	-91.8%
Term life face amount in-force, end of period	$704,632	$714,756	$722,162	$728,385	$733,756	$29,125	4.1%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

PRIMERICA, INC.
Investment and Savings Products - Financial Results and Financial Analysis	Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Investment & Savings Products Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$4,298	7.6%
Asset-based	55,306	59,541	60,759	61,997	64,474	9,167	16.6%
Account-based	11,309	11,611	11,899	16,043	13,217	1,908	16.9%
Other, net	2,083	2,399	2,273	2,081	2,199	116	5.6%
Revenues	124,918	132,608	130,079	137,016	140,407	15,490	12.4%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	(185)	-9.6%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	328	12.5%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	2,881	7.1%
Asset-based	23,093	24,907	25,271	26,368	27,630	4,537	19.6%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	2,500	9.9%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	10,061	10.8%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$5,429	17.1%

Financial Analysis

Fees paid based on client asset values (1)	$4,298	$4,677	$4,893	$4,837	$4,884	$586	13.6%
Fees paid based on fee-generating positions (2)	3,495	3,510	3,527	3,553	3,574	79	2.3%
Other operating expenses	17,464	16,821	17,716	17,557	19,298	1,834	10.5%
Total other operating expenses	$25,257	$25,008	$26,136	$25,946	$27,756	$2,500	9.9%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.31%	1.29%	1.44%	1.36%	1.27%	nm	nm
Canada	1.10%	1.04%	1.00%	0.98%	1.01%	nm	nm
Total	1.28%	1.26%	1.38%	1.32%	1.23%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.036%	0.035%	0.035%	0.035%	nm	nm
Canada	0.124%	0.131%	0.133%	0.139%	0.129%	nm	nm
Total	0.050%	0.052%	0.051%	0.052%	0.051%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.74	$2.81	$2.89	$4.34	$3.34	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions
(6)	In whole dollars

11 of 16

PRIMERICA, INC.
Investment and Savings Products - Key Statistics	Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Key Statistics	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$599.9	$693.2	$652.4	$671.6	$752.2	$152.4	25.4%
Canada Retail Mutual Funds	209.6	159.4	144.3	149.0	232.8	23.2	11.1%
Indexed Annuities	84.4	114.2	99.7	100.5	80.9	(3.5)	-4.2%
Variable Annuities and other	349.4	383.6	322.0	359.4	346.2	(3.2)	-0.9%
Total sales-based revenue generating product sales	1,243.3	1,350.5	1,218.5	1,280.4	1,412.2	168.8	13.6%
Managed Accounts	45.2	55.2	54.0	57.4	70.8	25.5	56.5%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	15.0	17.2%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$209.4	15.2%

Canada Retail Mutual Funds	$209.6	$159.4	$144.3	$149.0	$232.8	$23.2	11.1%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	15.0	17.2%
Total Canada product sales	297.0	223.4	213.1	218.8	335.2	38.2	12.9%
Total U.S. product sales	1,078.9	1,246.3	1,128.1	1,188.8	1,250.1	171.2	15.9%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$209.4	15.2%

Client asset values, beginning of period ($mills)	$47,353	$48,174	$49,372	$51,334	$52,339	$4,986	10.5%
Inflows	1,376	1,470	1,341	1,408	1,585	209	15.2%
Outflows (1)	(1,153)	(1,222)	(1,141)	(1,104)	(1,266)	(112)	-9.8%
Net flows	223	247	201	304	320	97	43.5%
Foreign currency impact, net	555	(32)	(99)	(171)	47	(508)	-91.5%
Change in market value, net and other (2)	43	983	1,860	871	2,219	2,176	nm
Client asset values, end of period	$48,174	$49,372	$51,334	$52,339	$54,925	$6,751	14.0%
Annualized net flows as % of beginning of period asset values	1.9%	2.1%	1.6%	2.4%	2.4%	0.6%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$23,390	$24,326	$25,198	$25,617	$26,899	$3,509	15.0%
Canada Retail Mutual Funds	5,478	5,963	6,133	6,157	6,434	956	17.5%
Managed Accounts	1,582	1,680	1,776	1,840	1,954	372	23.5%
Indexed Annuities	1,366	1,450	1,539	1,629	1,699	333	24.4%
Variable Annuities and other	12,711	13,228	13,694	13,901	14,505	1,795	14.1%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	212	10.0%
Total	$46,646	$48,936	$50,679	$51,445	$53,823	$7,177	15.4%

Canada Retail Mutual Funds	$5,478	$5,963	$6,133	$6,157	$6,434	$956	17.5%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	212	10.0%
Total Canada average client assets	7,597	8,252	8,472	8,458	8,765	1,168	15.4%
Total U.S. average client assets	39,049	40,684	42,207	42,987	45,058	6,009	15.4%
Total average client assets	$46,646	$48,936	$50,679	$51,445	$53,823	$7,177	15.4%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,191	2,200	2,203	2,209	2,218	27	1.2%
Recordkeeping only	666	684	690	666	670	4	0.6%
Total	2,857	2,884	2,893	2,875	2,887	31	1.1%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)
Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

PRIMERICA, INC.
Investment Portfolio - Summary of Holdings	Financial Supplement

	As of or for the period ended March 31, 2017
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$185,762	$185,762	$-	8.9%	9.3%

Fixed Income:
Treasury	22,323	21,276	1,048	1.1%	1.1%	2.72%	AAA
Government	168,961	161,892	7,069	8.1%	8.1%	3.56%	AA-
Tax-Exempt Municipal	3,219	3,132	87	0.2%	0.2%	3.12%	BBB+
Corporate	1,243,215	1,198,639	44,575	59.9%	59.8%	4.45%	BBB+
Mortgage-Backed	95,439	90,986	4,453	4.6%	4.5%	4.03%	AAA
Asset-Backed	76,402	76,288	113	3.7%	3.8%	2.36%	AA+
CMBS	116,502	114,252	2,250	5.6%	5.7%	3.03%	AAA
Private	112,121	109,038	3,083	5.4%	5.4%	4.80%	BBB
Redeemable Preferred	3,909	3,366	543	0.2%	0.2%	15.62%	BBB+
Convertible	2,873	2,592	281	0.1%	0.1%	4.93%	BBB
Total Fixed Income	1,844,964	1,781,462	63,502	88.8%	88.9%	4.18%	A-

Equities:
Perpetual Preferred	18,572	17,136	1,435	0.9%	0.9%
Common Stock	16,503	10,494	6,009	0.8%	0.5%
Mutual Fund	7,031	4,933	2,098	0.3%	0.2%
Other	4,331	4,331	-	0.2%	0.2%
Total Equities	46,437	36,895	9,542	2.2%	1.8%

Total Invested Assets	$2,077,162	$2,004,118	$73,044	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$142,610	$136,659	$5,951	11.5%	11.4%
Consumer Non Cyclical	138,394	133,627	4,766	11.1%	11.1%
Reits	133,575	129,256	4,319	10.7%	10.8%
Banking	132,459	129,317	3,142	10.7%	10.8%
Insurance	102,471	99,053	3,418	8.2%	8.3%
Technology	98,770	95,982	2,788	7.9%	8.0%
Communications	91,109	87,102	4,008	7.3%	7.3%
Capital Goods	85,514	81,957	3,556	6.9%	6.8%
Electric	75,817	71,788	4,029	6.1%	6.0%
Basic Industry	75,732	72,637	3,094	6.1%	6.1%
Consumer Cyclical	56,312	54,444	1,867	4.5%	4.5%
Transportation	45,079	44,169	910	3.6%	3.7%
Brokerage	35,367	33,947	1,420	2.8%	2.8%
Industrial Other	12,810	12,042	768	1.0%	1.0%
Natural Gas	8,407	8,018	389	0.7%	0.7%
Financial Other	6,281	6,248	33	0.5%	0.5%
Finance Companies	1,483	1,395	88	0.1%	0.1%
Utility Other	1,026	997	29	0.1%	0.1%
Total Corporate portfolio	$1,243,215	$1,198,639	$44,575	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$179,922	$177,546	$2,376	9.8%	10.0%	3.83%
1-2 Yrs.	210,142	202,312	7,829	11.4%	11.4%	4.81%
2-5 Yrs.	714,768	685,110	29,658	38.7%	38.5%	4.21%
5-10 Yrs.	686,624	667,107	19,517	37.2%	37.4%	4.03%
> 10 Yrs.	53,508	49,386	4,122	2.9%	2.8%	4.64%
Total Fixed Income	$1,844,964	$1,781,462	$63,502	100.0%	100.0%	4.18%

Duration

Fixed Income portfolio duration	3.8	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

PRIMERICA, INC.
Investment Portfolio - Quality Ratings As of March 31, 2017	Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$310,614	17.4%
AA	169,099	9.5%
A	385,622	21.6%
BBB	819,173	46.0%
Below Investment Grade	89,867	5.0%
NA	7,087	0.4%
Total Fixed Income	$1,781,462	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total

Corporate asset class:			Private asset class:
Rating			Rating
AAA	$10,759	0.9%	AAA	$-	—
AA	77,543	6.5%	AA	1,270	1.2%
A	327,482	27.3%	A	3,609	3.3%
BBB	706,220	58.9%	BBB	98,798	90.6%
Below Investment Grade	76,307	6.4%	Below Investment Grade	5,360	4.9%
NA	329	0.0%	NA	-	—
Total Corporate	$1,198,639	100.0%	Total Private	$109,038	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$109,811	96.1%	AAA	$87,486	96.2%
AA	-	—	AA	1,418	1.6%
A	2,181	1.9%	A	433	0.5%
BBB	-	—	BBB	1,649	1.8%
Below Investment Grade	1,260	1.1%	Below Investment Grade	-	—
NA	1,000	0.9%	NA	-	—
Total CMBS	$114,252	100.0%	Total Mortgage-Backed	$90,986	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$49,537	64.9%	AAA	$52,476	28.6%
AA	5,822	7.6%	AA	83,175	45.4%
A	13,414	17.6%	A	36,215	19.8%
BBB	1,918	2.5%	BBB	7,113	3.9%
Below Investment Grade	114	0.1%	Below Investment Grade	4,189	2.3%
NA	5,484	7.2%	NA	-	—
Total Asset-Backed	$76,288	100.0%	Total Treasury & Government	$183,168	100.0%

NAIC Designations

1	$660,058	44.3%
2	737,895	49.5%
3	77,827	5.2%
4	11,829	0.8%
5	1,495	0.1%
6	884	0.1%
U.S. Insurer Fixed Income (2)	1,489,989	100.0%
Other (3)	328,368
Cash and cash equivalents	185,762
Total Invested Assets	$2,004,118

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

PRIMERICA, INC.
Investment Portfolio - Supplemental Data and Trends	Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,249	$18,377	$18,578	$18,469	$19,069	(180)	-0.9%
Fixed-maturity securities (held-to-maturity)	4,154	4,605	4,957	5,164	5,718	1,564	37.7%
Equity Securities	520	502	505	526	535	15	2.9%
Deposit asset underlying 10% reinsurance treaty	2,200	2,185	1,058	(231)	1,032	(1,168)	-53.1%
Policy loans and other invested assets	330	352	317	342	305	(25)	-7.6%
Cash & cash equivalents	149	199	148	135	194	45	30.2%
Total investment income	26,602	26,220	25,563	24,405	26,853	251	0.9%
Investment expenses	1,210	1,226	1,208	1,242	1,241	31	2.6%
Interest Expense on Surplus Note	4,154	4,605	4,957	5,164	5,718	1,564	37.7%
Net investment income	$21,238	$20,389	$19,398	$17,999	$19,894	(1,344)	-6.3%
Fixed income book yield, end of period	4.46%	4.40%	4.29%	4.21%	4.18%
New money yield	3.14%	2.41%	1.24%	2.00%	2.31%

						YOY Q1
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.7%	15.6%	16.1%	17.0%	17.4%	0.8%
AA	8.1%	9.3%	9.5%	9.3%	9.5%	1.4%
A	22.5%	21.9%	21.2%	22.2%	21.6%	-0.9%
BBB	46.3%	47.5%	47.7%	45.8%	46.0%	-0.3%
Below Investment Grade	6.4%	5.6%	5.2%	5.4%	5.0%	-1.3%
NA	0.0%	0.1%	0.4%	0.3%	0.4%	0.4%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A-	A-	A-	A-	A-	na

		As of March 31, 2017				As of March 31, 2017			As of March 31, 2017
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$22,339	$21,393	AAA	Australia	$60,264	$58,311	AAA	$3,246	$3,237
2	National Rural Utilities Cooperative	11,335	10,272	A	Canada	48,203	45,961	AA	6,447	6,144
3	AT&T Inc	10,232	9,272	A	United Kingdom	44,944	43,595	A	14,920	14,082
4	General Electric Co	10,125	9,665	AA+	France	18,086	17,548	BBB	7,394	7,113
5	Wells Fargo & Co	9,393	8,799	A	Switzerland	16,952	16,782	Below Investment Grade	4,374	4,189
6	Iberdrola SA	8,746	8,474	BBB+	Bermuda	15,798	15,390	NA	0	0
7	National Fuel Gas Co	8,706	8,072	BBB	Netherlands	14,479	13,402	Total	$36,380	$34,765
8	Province of Alberta Canada	8,527	8,417	AA+	Cayman Islands	14,366	14,178
9	American Airlines Group Inc	8,452	8,570	AA-	Belgium	11,214	10,750
10	Anheuser-Busch InBev SA/NV	8,169	7,782	A-	Germany	11,172	11,057	Non-Government Investments (1)
11	Province of Ontario Canada	7,860	7,337	AA-	Mexico	10,184	9,375
12	TransCanada Corp	7,822	7,541	A-	Brazil	9,835	9,249	AAA	$5,910	$5,893
13	US Bancorp	7,780	7,251	A+	Chile	9,695	9,258	AA	25,965	25,810
14	Enbridge Inc	7,625	7,337	BBB+	Israel	8,397	8,226	A	92,049	89,316
15	Australia & New Zealand Banking	7,584	7,495	A-	Japan	7,888	7,697	BBB	176,717	169,613
16	Prudential Financial Inc	7,456	7,153	A	Emerging Markets (2)	14,746	13,984	Below Investment Grade	12,352	11,975
17	HSBC Holdings PLC	7,400	7,168	A	All Other	33,726	32,969	NA	574	361
18	PNC Financial Services Group Inc	7,320	7,148	A-	Total	$349,947	$337,734	Total	$313,567	$302,968
19	SunTrust Banks Inc	7,022	6,895	BBB+
20	Brookfield Asset Management Inc	6,967	6,827	A-
21	Goldman Sachs Group Inc	6,840	6,541	BBB+
22	City of Toronto Canada	6,752	6,616	AA
23	Municipal Finance Authority of BC	6,731	6,704	AAA
24	Tianjin Tianhai Inv Co - Ingram Micro Inc	6,699	6,668	BB+
25	Comcast Corp	6,697	6,478	A-
	Total	$214,579	$205,875

	% of total fixed income portfolio	10.3%	10.3%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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PRIMERICA, INC.
Five-Year Historical Key Statistics	Financial Supplement

(Dollars in millions)	2012	2013	2014	2015	2016	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017

Recruits	191,752	186,251	190,439	228,115	262,732	63,427	65,273	73,706	60,326	70,983

Life-insurance licensed sales force, beginning of period	91,176	92,373	95,566	98,358	106,710	106,710	108,220	112,365	115,345	116,827
New life-licensed representatives	34,425	34,155	33,832	39,632	44,724	9,666	12,171	11,739	11,148	10,903
Non-renewal and terminated representatives	(33,228)	(30,962)	(31,040)	(31,280)	(34,607)	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)
Life-insurance licensed sales force, end of period	92,373	95,566	98,358	106,710	116,827	108,220	112,365	115,345	116,827	117,907

Issued term life policies	222,558	214,617	220,984	260,059	298,244	66,376	77,384	75,374	79,110	70,642

Issued term life face amount	$68,053	$67,783	$69,574	$79,111	$89,869	$19,790	$23,145	$22,775	$24,159	$21,628

Term life face amount in force, beginning of period	$664,955	$670,412	$674,868	$681,927	$693,194	$693,194	$704,632	$714,756	$722,162	$728,385
Issued term life face amount	68,053	67,783	69,574	79,111	89,869	19,790	23,145	22,775	24,159	21,628
Terminated term life face amount	(61,593)	(57,730)	(54,962)	(53,580)	(57,238)	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)
Foreign currency impact, net	(1,003)	(5,596)	(7,553)	(14,263)	2,560	5,462	(321)	(962)	(1,619)	447
Term life face amount in force, end of period	$670,412	$674,868	$681,927	$693,194	$728,385	$704,632	$714,756	$722,162	$728,385	$733,756

Estimated annualized issued term life premium
Premium from new policies	$176.1	$173.5	$179.8	$212.4	$245.2	$54.0	$63.1	$61.9	$66.2	$59.4
Additions and increases in premium	45.5	48.6	51.6	54.9	60.4	14.0	15.4	15.2	15.9	15.1
Total estimated annualized issued term life premium	$221.5	$222.1	$231.4	$267.3	$305.7	$68.0	$78.6	$77.1	$82.0	$74.5

Investment & Savings product sales	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3

Investment & Savings average client asset values	$35,904	$41,035	$46,936	$48,477	$49,427	$46,646	$48,936	$50,679	$51,445	$53,823

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